Exhibit 10.1

FIRST AMENDMENT TO AND ACKNOWLEDGEMENT UNDER
ACQUISITION AGREEMENT

            THIS FIRST AMENDMENT TO AND ACKNOWLEDGEMENT UNDER ACQUISITION AGREEMENT (this “Amendment and Acknowledgment”) is entered into as of August 31, 2011 (“Effective Date”), by and among Insituform Technologies, Inc., a Delaware corporation (“Insituform”), Infrastructure Group Holdings, LLC, a Delaware limited liability company (“ITI Sub 1”), Fibrwrap Construction Services, Inc., a Delaware corporation (“ITI Sub 2”), Fibrwrap Construction Services USA, Inc., a Delaware corporation (“ITI Sub 3,”) and Fibrwrap Construction Services Ltd., a Canadian corporation f/k/a 0916268 B.C. Ltd. (“ITI Sub 4”  and together with Insituform, ITI Sub 1, ITI Sub 2 and ITI Sub 3 each an “ITI Entity” and collectively, the “ITI Entities”), Fyfe Group, LLC, a Delaware limited liability company (“Fyfe Group”), R.D. Installations Inc., a California corporation (“RD Installations”), Fibrwrap Construction, Inc., a California corporation (“FCI”), Fibrwrap Construction, L.P., a Delaware limited partnership (“FCLP”), Fyfe Holdings, LLC, a Delaware limited liability company (“Fyfe Holdings”) Fibrwrap Construction Canada Limited, a Canadian corporation (“Fibrwrap Construction Canada” and together with Fyfe Group, RD Installations, FCI, FCLP and Fyfe Holdings, each a “Seller” and collectively, the “Sellers”), Edward R. Fyfe, in his individual capacity (“Ed Fyfe”), Fyfe-Carr Corporation, a California corporation (“Fyfe-Carr”), Edward R. Fyfe and Rolande Dalati Fyfe, Trustees of the Edward R. Fyfe and Rolande Dalati Fyfe Family Trust a/k/a the Fyfe Family Trust (“Fyfe Family Trustees”), Edward R. Fyfe, Trustee the Fyfe Irrevocable Grantor’s Trust U.D.T. Dated December 18, 2008 (“Fyfe Irrevocable Trustee”), Robert Fyfe, Trustee of the Robert J. Fyfe 2008 Irrevocable Trust (“Robert Fyfe Trustee”), Heath Carr, Trustee of the Heath Carr 2008 Irrevocable Trust (“Heath Carr Trustee”) and in his individual capacity (“Heath”), Bison Capital Equity Partners II-A, L.P., a Delaware limited partnership (“Bison II-A”) and Bison Capital Equity Partners II-B, L.P., a Delaware limited partnership (“Bison II-B,” and together with FCI, Fyfe-Carr, Fyfe Family Trustees, Fyfe Irrevocable Trustee, Robert Fyfe Trustee, Heath Carr Trustee, Heath and Bison II-A, each a “Fyfe Member,” and collectively, the “Fyfe Members”).  The ITI Entities, the Sellers and the Fyfe Members are collectively referred to herein as the “Parties” and each individually as a “Party.”

WHEREAS, the Parties are parties to an Acquisition Agreement dated as of July 26, 2011 (the “Acquisition Agreement”); and

WHEREAS, the Parties desire to amend the Acquisition Agreement and acknowledge certain deliveries to the extent set forth herein.

NOW, THEREFORE, based on the foregoing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.            Capitalized terms used in this Amendment and Acknowledgement and not otherwise defined herein shall have the meanings given such terms in the Acquisition Agreement.

2.            The Parties hereby acknowledge and agree that the Amended and Restated Schedules to Acquisition Agreement (“Amended Schedules”) attached to this Amendment and Acknowledgement as Exhibit A shall be deemed to be the disclosures required to be delivered by Sellers by written notice pursuant to Section 6.7 of the Acquisition Agreement and such Amended and Restated Schedules shall have the effect of such disclosures set forth in such Section 6.7.

3.            The Parties hereby acknowledge and agree that the descriptions set forth in Schedule 2.6(a) and Schedule 2.8 of the Amended Schedules reflect the principles for preparation of the Closing Working Capital and allocation of the Purchase Price as described in Section 2.6 and Section 2.8 of the Acquisition Agreement.

4.            The Parties hereby agree that any obligations of Fyfe Co., LLC to perform administrative and/or management services to any Seller or Affiliate of any Seller, including without limitation Fibrwrap Construction N.C., LLC and Fibrwrap Construction S.E., LLC, are hereby terminated.  The Parties hereby agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further agreements and assurances as the Parties hereto may reasonably require to evidence such termination.

5.            Section 6.8(j) of the Acquisition Agreement is hereby amended to add the following sentence at the end of Section 6.8(j):

“Prior to taking any corrective action in connection with the Procedures, the ITI Entities will allow the Sellers and Fyfe Members to review and approve, in the Sellers and Fyfe Members’ reasonable discretion, the proposed corrective action, to the extent that the estimated cost of the corrective action would exceed $20,000.”

6.            Section 9.2(a) of the Acquisition Agreement is hereby amended to add a new subsection (ix) at the end of Section 9.2(a) as follows:

“and (ix) that certain Proceeding called Michael Finney v. Fyfe Co, LLC and Fyfe Group, LLC, Case No. 11-2-27058-1 SEA filed in the King County, Washington Superior Court and the events and actions alleged in documents filed in connection with such Proceeding.”

7.            Section 9.4(a)(i) of the Acquisition Agreement is hereby amended to add a new subsection (D) at the end of Section 9.4(a)(i) as follows:

“(D) Claims for indemnification pursuant to Section 9.2(a)(ix).”

8.            Section 9.4(b)(i)(B) of the Acquisition Agreement is hereby amended to delete the reference to “Section 9.2(a)(ii) - (viii)” and replace such reference with “Section 9.2(a)(ii) - (ix).”

9.            Section 9.4(c)(i) of the Acquisition Agreement is hereby amended to include a new sentence at the end of Section 9.4(c)(i) as follows:

“Notwithstanding the foregoing, the limitation of the De Minimis Threshold shall not apply to Claims for indemnification pursuant to Section 9.2(a)(ix).”

            10.          A new Section 9.7 of the Acquisition Agreement is hereby added to the Acquisition Agreement as follows:

“9.7          Bonded Contracts.

    (a)           Sellers’ performance under certain Contracts is assured by a surety company under one or more payment and/or performance bonds, license and permit bonds, and various other bonds (the “Bonds”), which are in turn secured by one or more indemnity agreements made by and among the surety company, Sellers, and one or more of Sellers’ principals or Affiliates.  Sellers and the ITI Entities have agreed to leave certain Bonds in place with respect to the Assigned Contracts, with Sellers as the principals, for the benefit of the obligee(s) named therein, and Sellers and the ITI Entities now desire to expressly allocate the responsibility of Sellers and the ITI Entities for Claims arising under such Bonds (“Bond Indemnity Obligations”) and for Sellers’ warranty obligations on Contracts assured by a Bond (“Bonded Contracts”).

    (b)          Other than claims arising out of the gross negligence or willful misconduct of any Fyfe Indemnified Parties, the ITI Entities shall be solely responsible for and shall indemnify, defend and hold harmless the Fyfe Indemnified Parties for Bond Indemnity Obligations arising out of or related to (i) work performed under any Assigned Contract after Closing, and (ii) an Assumed Liability.

    (c)          Sellers shall have the right, but not the obligation, to engage the ITI Entities to perform warranty obligations of Sellers arising under or related to work performed by Sellers on Bonded Contracts prior to Closing (“Pre-Closing Obligations”) and, should Sellers engage the ITI Entities, the ITI Entities covenant to timely perform and discharge such Pre-Closing Obligations at Sellers’ direction and subject to Sellers’ reasonable satisfaction, and Sellers shall indemnify the ITI Indemnified Parties for all costs reasonably incurred by the ITI Entities in the discharge thereof.  Nothing contained in this Section 9.7(c) shall require the ITI Entities to sell or provide products or services to any party performing the warranty obligation or relieve Seller of their obligations under Section 7.2.

    (d)          The obligations of Sellers and the ITI Entities in Section 9.7(b) and Section 9.7(c) above shall be on a dollar for dollar basis without regard to the limitations set forth in Section 9.4(a) and Section 9.4(c).  Notwithstanding the first sentence of Section 9.1(d), the indemnification obligations set forth in Section 9.7(b) and Section 9.7(c) shall survive the Closing until expiration of the applicable statute of limitations plus six months.

    (e)          To the extent that the ITI Entities cause the surety company to issue replacement bonds to replace the Bonds at the sole cost and expense of the ITI Entities, the ITI Entities shall be entitled to receive any and all refunds from the surety company relating to the Bonds that the surety company replaced for the Assigned Contracts.”

11.          The Acquisition Agreement is amended only as expressly provided in this Amendment and Acknowledgment and shall otherwise remain in full force and effect.  This Amendment and Acknowledgement may be executed in counterparts, which together shall constitute the executed original.

[signature page follows]

IN WITNESS WHEREOF, this Amendment and Acknowledgement has been executed by the undersigned as of the date first above written.

THE ITI ENTITIES:

INSITUFORM TECHNOLOGIES, INC.

By:  /s/ David Morris
Name: David Morris
Title:   Senior Vice President and Chief
          Administrative Officer

INFRASTRUCTURE GROUP HOLDINGS,
LLC

By:  /s/ David Morris
Name: David Morris
Title:   Senior Vice President and Chief
          Administrative Officer

FIBRWRAP CONSTRUCTION SERVICES,
INC.

By:  /s/ David Morris
Name: David Morris
Title:   Senior Vice President and Chief
          Administrative Officer

FIBRWRAP CONSTRUCTION SERVICES
USA, INC.

By:  /s/ David Morris
Name: David Morris
Title:   Senior Vice President and Chief
          Administrative Officer

SELLERS:

FYFE GROUP, LLC

By:  /s/ Heath Carr
Name: Heath Carr
Title: Chief Executive Officer

R.D. INSTALLATIONS, INC.

By:  /s/ Rolande Dalati Fyfe
Name: Rolande Dalati Fyfe
Title: President

FIBRWRAP CONSTRUCTION, INC.

By:  /s/ Heath Carr
Name: Heath Carr
Title: Chief Executive Officer

/s/ Edward R. Fyfe
Edward R. Fyfe, individually

FIBRWRAP CONSTRUCTION, L.P.

By: Fibrwrap Construction, Inc.
Its: General Partner

By:  /s/ Heath Carr
Name: Heath Carr
Title: Chief Executive Officer

FIBRWRAP CONSTRUCTION SERVICES
LTD.

By:  /s/ David Morris
Name: David Morris
Title:   Senior Vice President and Chief
          Administrative Officer

FIBRWRAP CONSTRUCTION, INC.

By:  /s/ Heath Carr
Name: Heath Carr
Title: Chief Executive Officer

FYFE-CARR CORPORATION

By:  /s/ Heath Carr
Name:  Heath Carr
Title:  President

BISON CAPITAL EQUITY PARTNERS II-A,
L.P.

By: Bison Capital Partners II, LLC
         Its: General Partner

By:  /s/ Douglas Trussler
Name: Douglas Trussler
Title:  Managing Member

BISON CAPITAL EQUITY PARTNERS II-B,
L.P.

By: Bison Capital Partners II, LLC
Its: General Partner

By:  /s/ Douglas Trussler
Name: Douglas Trussler
Title: Managing Member

FYFE HOLDINGS, LLC

By:  /s/ Edward R. Fyfe
Name: Edward R. Fyfe, Trustee of the Fyfe
Irrevocable Grantor’s Trust UDT dated
December 18, 2008
Title: Manager

FIBRWRAP CONSTRUCTION CANADA
LIMITED

By:  /s/ Edward R. Fyfe
Name: Edward R. Fyfe
Title: President

/s/ Edward R. Fyfe
Edward R. Fyfe, as Trustee of the Edward R.
Fyfe and Rolande Dalati Fyfe Family Trust
a/k/a the Fyfe Family Trust and the Fyfe
Irrevocable Grantor’s Trust U.D.T. Dated
December 18, 2008

/s/ Rolande Dalati Fyfe
Rolande Dalati Fyfe, as Trustee of the Edward
R. Fyfe and Rolande Dalati Fyfe Family Trust
a/k/a the Fyfe Family Trust

/s/ Rolande Dalati Fyfe as POA for Robert J. Fyfe
Robert J. Fyfe, as Trustee of the Robert J. Fyfe
2008 Irrevocable Trust

/s/ Heath Carr
Heath Carr, individually and as Trustee of the
Heath Carr 2008 Irrevocable trust

Exhibit A

Amended Schedules